UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2006

U.S. GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-9137	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2201 Kipling Street, Suite 100

Lakewood, CO 80215-1545

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:     (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

On July 24, 2006, U.S. Gold Corporation (the “Company”) entered into two agreements that modify the terms of the indentures executed in connection with the private placement completed on February 22, 2006.

The Supplemental Indenture to Subscription Receipt Indenture dated February 22, 2006 (“Supplemental Subscription Receipt Indenture”) amends the Subscription Receipt Indenture executed by the Company with GMP Securities L.P. (“GMP”) and Equity Transfer & Trust Company (“ET&T”) dated February 22, 2006 (“Subscription Receipt Indenture”).  The provisions of the Supplemental Subscription Receipt Indenture eliminate the potential adjustment in the number of securities issuable upon conversion of a Subscription Receipt (as defined in the Subscription Receipt Indenture) upon the issuance by the Company of rights, options or warrants convertible into or exchangeable for its common stock at a price per share less than 95% of the then-current market price of the Company’s common stock.  In consideration for the elimination of this provision, the Company agreed not to issue or fix a record date to issue any rights, options or warrants convertible into or exchangeable for its common stock at a price per share (or having a conversion or exchange price per share) less than 95% of the market price of the common stock on the earlier of such record date and the date on which the Company announces its intention to make such issuance.

The Supplemental Indenture to Warrant Indenture dated February 22, 2006 (“Supplemental Warrant Indenture” and together with the Supplemental Subscription Receipt Indenture, the “Supplemental Indentures”) amends the Warrant Indenture executed by the Company with GMP and ET& T dated February 22, 2006 (“Warrant Indenture,” and together with the Subscription Receipt Indenture, the “Original Indentures”).  The provisions of the Supplemental Warrant Indenture eliminate the potential adjustment in the number of shares of common stock issuable upon exercise of a Warrant (as defined in the Warrant Indenture) upon the issuance by the Company of rights, options or warrants convertible into or exchangeable for its common stock at a price per share less than 95% of the then-current market price of the Company’s common stock.  In consideration for the elimination of this provision, the Company agreed not to issue or fix a record date to issue any rights, options or warrants convertible into or exchangeable for its common stock at a price per share (or having a conversion or exchange price per share) less than 95% of the market price of the common stock on the earlier of such record date and the date on which the Company announces its intention to make such issuance.

The execution of the Supplemental Indentures terminates derivative financial instrument accounting treatment for the Warrants and the Subscription Receipts effective July 24, 2006.  This accounting treatment was originally required with the closing of the private placement, February 22, 2006, based on certain provisions of the Original Indentures.   In the private placement, the Company issued freestanding Warrants and Subscription Receipts, representing the right to receive shares of common stock (the embedded conversion feature).  The Original Indentures required an adjustment in the amount of common stock issuable upon conversion of the Subscription Receipts or exercise of the Warrants and could result in the issuance of an indeterminate amount of common stock.  Although the Original Indentures did not provided for net-cash settlement in the event the Company was unable to meet this obligation, in certain circumstances, physical or net-share settlement was deemed to be outside the control of the Company and, accordingly, the Company was required to account for those freestanding Warrants and the embedded conversion feature as derivative financial instrument liabilities rather than as equity.  The Supplemental Indentures eliminated the provisions that necessitated derivative financial instrument accounting.

With the termination of derivative financial instruments accounting for the Warrants and the Subscription Receipts effective July 24, 2006, the derivative liability balance determined at that date will be reclassified into shareholders’ equity.  The balance of the derivative financial instrument liability as of March 31, 2006, the most recent balance sheet of the Company filed with the Securities and Exchange Commission, was $104,591,259.  As of March 31, 2006, the balance of shareholders’ deficit was $(66,029,905).   On a pro forma basis as of March 31, 2006 and after reflecting termination of derivative financial instrument accounting net of related deferred offering costs, shareholders’ equity would be approximately $36,000,000.

Item 9.01               Financial Statements and Exhibits

(d)                                         Exhibits.

10.1	Supplemental Indenture to Subscription Receipts Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated July 24, 2006.

10.2	Supplemental Indenture to Warrant Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated July 24, 2006.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Many of these factors are beyond the Company’s ability to control or predict.  Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

10.1	Supplemental Indenture to Subscription Receipts Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated July 24, 2006.

10.2	Supplemental Indenture to Warrant Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated July 24, 2006.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: July 25, 2006	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary